EXHIBIT 10.32

Department of Veterans Affairs Office of Acquisition and Logistics National Acquisition Center P.O. Box 76 Hines, IL 60141

NOV 10, 2008	In Reply Refer To:

Mr. Julian Ross
OxySure Systems, Inc.
10880 John W. Elliott Road, Suite 600
Frisco, TX 75034

Dear Mr. Ross:

Enclosed is a copy of your Federal Supply Schedule Contract V797P-4153b effective November 15, 2008 through November 14, 2013 for items awarded under Solicitation Number RFP 797-FSS-99-0025-R5. This letter outlines the initial requirements of your newly awarded contract and also provides information on several clauses that you should be aware of for future contract actions.

ANNUAL REGISTRATION REQUIREMENTS1

You are required to file a VETS-100 report with the Department of Labor (DOL) by September 30th annually. The contractor is required to contact the Department of Labor by phone at (703) 461-2460 or website http://www.vet.s100.com to obtain the necessary information to complete the VETS-100 report (this website is best viewed using Internet Explorer 6.0 or above).

Contractors must also renew their Central Contractor Registration (CCR) once a year or the CCR database will cancel the registration. It is noted that OxySure Systems, Inc's registration is valid until July 11, 2009.   You may renew and update your CCR registration at: http://www.ccr.gov.

AFFIRMATIVE ACTION PLAN REQUIREMENTS2

As the estimated value of this contract exceeds $50,000 and your firm employs more than 50 your firm is required to develop and maintain a written Affirmative Action Plan (AAP) for each of its establishments within 120 days of contract award. You may seek technical assistance from the Office of Federal Contract Compliance Programs (OFCCP) at http://www.dol.gov/esa/ofccp/: this website provides useful contact information as well as a sample AAP for your reference.

The AAP is to be kept on file and implemented by the contractor - you are not required to submit it to the OFCCP unless they request it for the purpose of a compliance review; however, it is requested that you provide this office with confirmation of your compliance via fax or email.

1  FAR 52.222-37 Employment Reports on Disabled Veterans and Veterans of the Vietnam Era (Title 38 Section 4212)
2  Affirmative Action (AA) Compliance (41 CFR 60-1 & 60-2)(52.212-3(d))

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FSS PRICELIST REQUREMENTS

■      FSS Paper Pricelist

Contract Clause l-FSS-600, Contract Price Lists (pages 58-62 of your contract) requires you to prepare a VA Federal Supply Schedule Contract Price List for approval. Please carefully read and comply with the instructions covering the content and format of the VA FSS contract price list as stipulated in subparagraphs (2) and (3) (page 59) of this clause. Your VA FSS contract price list must contain all the information required and must be presented in the required format. If you choose to use your commercial catalog as your VA FSS contract price list all non-accepted/awarded items must be lined out or deleted and presented in acceptable manner determined by the Contracting officer. Please note that the use of this Government contract to solicit Government business for non-contract products is fraudulent and subject to prosecution.

Carefully read and comply with Clause l-FSS-600, Contract Price Lists subparagraph (5)3. This subparagraph requires that "proof copies of your Federal Supply Schedule Contract Price List, including cover letters, be submitted in duplicate to the Contracting Officer for review and approval prior to its formal printing and distribution. This action must be accomplished within 30 days after the date of award. Upon approval, one "proof copy will be returned to you with further instructions for formal printing and distribution. Failure to follow these instructions may cause you to reprint your FSS price list.

■      NAC-CM Pricelist

The contractor is also responsible for maintaining the NAC-CM database - a blank database template and instructions for completion shall be provided at time of contract award. Note that this database must be completed within 30 days after date of award and must be updated when the contract is modified.

■      GSA Advantage! Pricelist

In partnership with the General Service's Administration (GSA), VA will now maintain product data in GSA's online electronic ordering system, GSA Advantage! (pages 57-58). The VA/GSA Partnership now makes it possible for authorized VA Federal Supply Schedule (FSS) contractors to submit quickly and easily their contract product and pricing information electronically and for Federal government offices to shop and order via the Internet. Creating and submitting electronic catalogs (ECATs) is easy and at near zero cost using GSA's Schedule Input Program (SIP). Likewise, there is no additional charge to contractors or Federal government offices for orders placed through GSA Advantage! You may download the most recent release of the SIP by visiting http://vsc.fss.gsa.gov and linking to the "SIP Vendors" Section (at the top of the page). You have the choice of using SIP and the enclosed Start-up Kit, or you may make the decision to publish your contract information on GSA Advantage through third-party services. These companies charge a fee for their services.

This action must also be completed within 120 days after the date of award. Ordering facilities utilize the GSA Advantage program to search for and purchase products; therefore, it behooves you to complete these actions in a timely manner to make your products available for immediate purchase.

GSA ADVANTAGE! PO PORTAL

The "PO Portal" is a new website developed by GSA that allows you to easily view and print your GSA Advantage purchase orders. This site also allows you to download your orders in a number of formats including XLS, TXT, XML, or PDF. In addition, the PO Portal allows you to track your orders by submitting a status request to your customer via GSA Advantage. The PO Portal is available at https://www.poportal.qsa.gov.

3 I have included this specific text and a sample document for your reference.

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INDUSTRIAL FUNDING FEE AND REPORTING REQUIREMENTS

Contract Clause 552.238-74, Industrial Funding Fee and Sales Reporting (pages 63-64), requires that you submit, on a quarterly basis, the dollar value (in U.S. dollars and rounded to the nearest whole dollar) for all sales under the contract during the preceding 3-month period, to include any partial month. This report is required for each Special Item Number (SIN) under which you have been awarded items. The GSA Form 72, Contractor's Report of Sales provided with the award package, may be reproduced.

Reports are due on or before the 60th day following the completion of each quarter of the contract
(any partial month is to be considered as one month for reporting purposes). Sales for orders that extend beyond the contract period will be reported within 30 days of final payment.

Reports are required for all reporting periods even if no sales occurred; in addition a closeout report is required within 120 days after the expiration of the contract.

The Government reserves the right to inspect, without further notice, such records that pertain to sales under this contract. Further failure or refusal to furnish the required reports or falsification thereof, will constitute cause for terminating the contract for default in accordance with the provisions of your contract.

Contract Clause 552.238-74, Industrial Funding Fee and Sales Reporting, also requires that you pay the Department of Veterans Affairs (DVA) an Industrial Funding Fee (IFF) at the end of each contract quarter. The IFF shall be submitted at the same time as the GSA Form 72, Contractor's Report of Sales. The IFF equals 0.50% (one-half of one percent) of the total sales reported on the GSA Form 72. The IFF reimburses the DVA for the costs of operating portions of the Federal Supply Schedule Program and recoups its operating costs for ordering activities. This fee is included in the awarded price(s) and reflected in the total amount charged to ordering activities. Remittance for the IFF and your GSA Form 72 shall be submitted to our Fiscal Division. Remittance and Contractor's Reports of Sales should be addressed to:

Department of Veterans Affairs
C/O FSS Service (001AL-A2-2)
P.O. Box 76
Hines, IL 60141

The IFF amount due shall be paid by check or electronics funds transfer to the "Department of Veterans Affairs". Where multiple SIN(s) and/or contracts are involved, the IFF may be consolidated into one check. To ensure that the payment is credited properly, the Contractor should identify the check or electronic transmission as an "Industrial Funding Fee" and include the following information: contract number(s), report amount(s), and report period(s).

(1)	If the IFF payment is made by check, it shall be forwarded to the address indicated above.
(2)
If the IFF payment is to be made by electronic funds transfer through the Automated Clearing House (ACH), please refer to Clause 52.232-33 Payment by Electronic Funds Transfer - Central Contractor Registration, paragraph (c) for further instructions.

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IFF Payments shall be made via ACH Electronic Transfer of Funds using the following information:

Receiver Information
Company Name Street Address or P.O. Box City, State, Zip Code Company Contact Contact Phone Federal Taxpayer ID Number	Department of Veterans Affairs P.O. Box 7005 Hines, IL 60141 Annette Crayton 708-786-7523 74 1612229

Receiver Bank/Account Information
Receiving Bank Name
Receiving Bank Contact
Contact Phone
Receiving Bank City, State
Receiving Bank Routing/Transit Number
Receiving Bank Capability
Receiver's Account Number
Indicate version of 820 ACH format used by Receiving Bank
Department of Treasury Cash Link ACH Receiver 301-887-6600 Richmond, VA 051036706 CCD+ 220020 Standard

Be sure to annotate the quarter being paid	October - December January - March April - June July -Sept	1st Quarter 2nd Quarter 3rd Quarter 4th Quarter

Be sure to include the contract number in addenda. Provide the last 5 digits of your contract number (4#s and the alpha)	e.g. V797P-XXXXB

NOTE: A report is required even when no sales occur during the reporting period.

NOTE: Vendor's sales report must include all Prime Vendor, Direct-to-Patient Distribution, and Department of Defense Distribution and Pricing Agreement (DAPA) program sales, as applicable.

If the full amount of the IFF is not paid within 60 calendar days after the end of the applicable reporting period, it shall constitute a contract debt to the United States Government under the terms of FAR 32.6. The Government may exercise all rights under the Debt Collection Act of 1982, including withholding or setting off payments and interest onto the debt (see FAR 52.232-17, Interest). Failure to submit sales reports, falsifications of sales reports and/or failure to pay the IFF in a timely manner may result in termination or cancellation of this contract. Willful failure or refusal to furnish the required reports, falsification of sales reports, or failure to pay the IFF in a timely manner constitutes sufficient cause to terminate this contract under FAR 52.212-4, paragraph (m) "Termination for Cause" (page 16).

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MODIFICATION CLAUSE REQUIREMENTS

In accordance with 552.243-72 Modifications (Multiple Award Schedule) (JUL 2000) (ALT I - SEP 1999) (page 64-66) contract modifications may be requested by the awardee at any time throughout the term of the contract. At a minimum every request shall describe the proposed change(s) and provide the rationale for the requested change(s). The Modification Request Form (a copy of which is enclosed with this award package) provides instructions on how to request, and what is required for the following types of modification actions:

-	Product/SIN Additions
-	Product Deletions
-	Price Reductions
-	Price Increases
-	Administrative Changes

The effective date of the modification will occur on the 1st or 15th of the month.

Contractors are reminded that they must update their electronic pricelists (including the NAC-CM database and GSA Advantage!) and provide the CO with an updated paper pricelist for approval after receiving an executed copy of the requested modification.

ECONOMIC PRICE ADJUSTMENT CLAUSE REQUIREMENTS

Pursuant to 552.216-70 Economic Price Adjustment - FSS Multiple Award Schedule Contracts (SEP 1999) (ALT 1 - SEP 1999) (Local Deviation) (pg 66-67) contractors may request price increases when the following conditions are met:

-	Increases result from a reissue or other modification of the Contractor's commercial catalog/pricelist that was used as the basis for contract award.
-	Increases are requested before the last 60 days of the contract period.
-	At least 30 days elapse between requested price increases.

The tracking customer's price must be disclosed with your request for increase. Note that the awarded tracking customer and the established ratio at the time of award will affect your ability to receive an increase.

The government reserves the right to accept the price increase as requested; negotiate better discount; or refuse the requested increase and remove the product(s) from the contract pursuant to the Cancellation clause of the contract.

PRICE REDUCTIONS CLAUSE REQUIREMENTS

In accordance with 552.238-75 Price Reductions (MAY 2004) (page 63-65) the contractor shall report all price reductions provided to the tracking customer within 15 days after the effective date of the reduction. A price reduction occurs if the contractor:

-	Reduces awarded contract pricing by revising the commercial catalog, pricelist, schedule upon which contract award was predicated.
-	Grants more favorable discounts or terms and conditions to the awarded tracking customer.
-	Grants special discounts to the tracking customer and the change disturbs the price/discount relationship of the government to the tracking customer.

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Contractors are able to offer ad hoc discounts to the government without disturbing the tracking customer ratio. In addition, contractors are not required to pass on price reductions/special discounts provided to commercial customers other than the specified tracking ratio customer.

FSS CONTRACT NUMBER

The FSS contract number or other authorization for supplies delivered or services performed (including order number and contract line number) must be clearly identified on all invoices. In addition, all correspondence and documents pertaining to the contract shall be noted with the contract number.

ORDERING REQUIREMENTS

As appropriate, when goods are shipped to an ordering activity you are required to furnish to that activity, two (2) copies (unless otherwise specified in your contract) of a manual, handbook or brochure containing operation, installation and maintenance instructions (including pictures or illustrations, schematics and complete repair/test guides) as necessary. Where applicable, it will include electrical data and connection diagrams for all utilities. The instructions shall also contain a complete list of all replaceable parts showing parts showing part number, name and quantity required.

Products manufactured to metric dimensions will be considered on an equal basis with those manufactured using inch-pound units, providing they fall within the tolerances specified using conversion tables contained in the latest revision of Federal Standard No. 376 and all other requirements of this document are met.

EEO/FAIR LABOR STANDARDS ACT POSTERS

Finally, you are required to place the enclosed posters describing the Equal Employment Opportunity Act and the Fair Labor Standards Act in a prominent location for the duration of your contract.

The information in this letter and the documents referenced below are available the Medical Equipment & Supplies website: http://www1.va.gov/oamm/oa/nac/fsss/medequipsupfss.cfm.

Thank you in advance for your attention in these matters. If you have any questions, you may contact the undersigned at steen.corr@va.gov or (708) 786-5125.

Sincerely,

Enclosures:
1. Award/Contract (SF 1449)
2. Awarded Price List
3. Sample Paper Pricelist
4. GSA Advantage Start-Up Package
5. GSA Advantage Purchase Order Portal
6. GSA Form 72
7. Modification Request Form

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ORIGINAL

PAGE 1 OF 130

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS
OFFEROR TO COMPLETE BLOCKS 17, 23, 24, & 30

1. REQUISITION NO.:
BPA NO.:

2. CONTRACT NO.: V797P-4153b
3. AWARD/EFFECTIVE DATE: November 15, 2008
4. ORDER NO.:
MODIFICATION NO.:
5. SOLICITATION NO.: RFP-797-FSS-99-0025-R5
6. SOLICITATION ISSUE DATE: 02-01-2007

7. FOR SOLICITATION INFORMATION CALL:
a. NAME: Federal Supply Schedule Helpdesk
b. TELEPHONE NO. (No Collect Calls): (708) 786-7737
8. OFFER DUE DATE/LOCAL TIME: Open and Continuous

9. ISSUED BY — CODE:
VA National Acquisition Center
Federal Supply Schedule Service 049A1F2
P.O. Box 76, Bldg. 37, Hines IL 60141

Overnight Delivery should be mailed or hand delivered to the address located in Block 16

10. THIS ACQUISITION IS — See Clause A-FSS-31
[X] UNRESTRICTED OR
[X] SET ASIDE: 100% FOR:
[X] SMALL BUSINESS
[ ] EMERGING SMALL BUSINESS
[ ] HUBZONE SMALL BUSINESS
[ ] SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS
[ ] 8(A)
NAICS: 32291, 333314, 339111 39112, 339113, 334510 & 423450 SIZE STANDARD: 500
NAICS: 611210
SIZE STANDARD: $6,500,000

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED
[ ] SEE SCHEDULE

12. DISCOUNT TERMS:
Discount terms are available for quantity buys and are disclosed in the line item prices as an attachment.

13a. [ ] THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)
13b. RATING: N/A

14. METHOD OF SOLICITATION
[ ] RFQ [ ] IFB [X] RFP

15. DELIVER TO — CODE:
TO BE SHOWN ON INDIVIDUAL DELIVERY ORDER

16. ADMINISTERED BY — CODE:
VA National Acquisition Center
Federal Supply Schedule Service (049A1F2)
1st Avenue, 1 Block North of 22nd Street
Bldg. 37
Hines IL 60141

17a. CONTRACTOR/OFFEROR — CODE: — FACILITY CODE:
OxySure® Systems Inc.
DUNS No. 615721029
10880 John W. Elliott Road, Suite 600
Frisco, Texas 75034
Attention: Julian Ross, CEO
972-294-6555

TELEPHONE NO. 972-294-6555

17b. [ ] CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

18a. PAYMENT WILL BE MADE BY — CODE:
TO BE SHOWN ON INDIVIDUAL DELIVERY ORDER

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED
[ ] SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
FSC Class	Medical Equipment and Supplies				
6510	(See Continuation of SF 1449 - Schedule of Items for additional details)				
6515					
6530					
6532					
	Special Item Number (SIN)				
	A-49				

(Use Reverse and/or Attach Additional Sheets as Necessary)

25. ACCOUNTING AND APPROPRIATION DATA
797 4537B 633000 016140IVI 2580

26. TOTAL AWARD AMOUNT (For Govt. Use Only)
Estimated $125,000.00

[X] 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4, FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA [X] ARE [ ] ~~ARE NOT~~ ATTACHED.

[ ] 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4, FAR 52.212-5 IS ATTACHED. ADDENDA [X] ARE [ ] ~~ARE NOT~~ ATTACHED

[X] 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

[X] 29. AWARD OF CONTRACT: REFERENCE FPR OFFER DATED November 6, 2008. YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN IS ACCEPTED AS TO ITEMS: See Summary Award Document

30a. SIGNATURE OF OFFEROR/CONTRACTOR
[signature]

31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
Earnestine Corr [signature]

30b. NAME AND TITLE OF SIGNER (TYPE OR PRINT): Julian Ross, CEO
30c. DATE SIGNED: 5/19/08

31b. NAME OF CONTRACTING OFFICER (TYPE OR PRINT): EARNESTINE CORR
31c. DATE SIGNED: 11/10/08

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE
STANDARD FORM 1449 (REV. 3/2005)
Prescribed by GSA - FAR (48 CFR) 53.212

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OxySure Systems, Inc.
Contract Number V797P-4153b

SUMMARY OF AWARD Addenda to SF 1449

The Contract consists of the following documents:

(a)   FAR 52.212-4 Contract Terms and conditions - Commercial Items and Addenda

(b)   GSA 552.212-72 Contract Terms and Conditions Required to Implement Statutes or Executive Orders - Commercial Item

(c)   OxySure Systems, Inc's offer signed May 19, 2008 and Amendment One dated 02/01/2007 signed June 30, 2008.

(d)   Revisions: Solicitation page 116 (7/24/08 & 9/18/08); and Solicitation page 117 (9/18/08).

(e)   Final Proposal Revision (FPR> Letter dated November 6, 2008.

(f)    Awarded discounts are taken from the OxySure Systems, Inc's Product Catalog Prices valid from June 19, 2008 through June 19, 2013 consisting on one (1) page.

A copy of the Discount Relationship (Government's Price vs. Most Favored Customer (MFC) Price) Ratio dated November 6, 2008 consisting of one (1) page, identifying those products accepted for award, is attached hereto and made a part hereof. Identification of awarded items is accomplished by a red "A".

(g)  Incorporated by reference: FAR 52.212-3 Offeror Representations and Certifications – Commercial Items

Terms and Conditions as agreed to are as follows:

(a)   Contract period of: November 15, 2008 through November 14, 2013

(b)   Discounts as identified on above cited Price List by Special Item Number (SIN) and /or Models and Maximum Order:

SIN                                                      Awarded Maximum Order

A-49                                                    $100,000

Product Number                                Basic Discount
615-00                                                    7.8%
615-01                                                  11.5%
615-03                                                  22.0%
615-04                                                  20.0%
615-05                                                    7.2%

(c) Minimum Order:                           None

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OxySure Systems, Inc. Contract Number V797P-4153b

(d)   Quantity Discount: Additional 3% taken off the FSS net price when 100 or more (mix or match) items are purchased.

(e)   Delivery Time: Within 30 days After Receipt of Order (ARO)

(f)    Expedited Delivery: Within 3 days After Receipt of Order (ARO). Government is responsible for the additional shipping charges between the normal surface rate and the expedited rate.

(g)   Prompt Payment: 1% 20 days, net 30

(h)   F.O.B. Destination Point(s): FOB Destination 48 contiguous States and the District of Columbia and point of exportation to destination in Alaska, Hawaii and Puerto Rico.

(i)    Warranty Provision: As stated in the attached Limited Warranty Information dated October 2008 consisting of three (3) pages.

(j)    Return/Exchange Goods Policy:

1.    Before any product may be returned, a Return Materials Authorization (RMA) Number must be secured. The RMA number can only be issued by OxySure's Customer Service. To assist in the return process, the ordering facility is required to provide Customer Service the following information:
(a)   OxySure Product Code and Lot Number
(b)  Quantity Customer wishes to return
(c)   Order Number Associated with the Product(s)
(d)  OxySure's Original Invoice Number
(e)   Reasons for Return

2.    All products returned shall be shipped to OxySure, freight prepaid, unless the return is due to OxySure error, such determination being made is the sole discretion of OxySure. On all international returns, OxySure will specify the method of shipment.

3.     Items eligible for full credit:
(a)   Products shipped in error
(b)   Products ordered in error, if authorized for return within thirty (3) days of receipt
(c)   Defective Products due to OxySure workmanship

4.     Items not eligible for return:
(a)   Custom products or products sold on a "No-return" basis
(b)   Goods held over ninety (90) days from the original invoice date
(c)   Partial cases or quantities less than minimum order quantity
(d)   Products unsalable due to re-design, preprocessing, revision, or obsolescence
(e)   Demonstration products
(f)   Products no longer in their original packaging, used, or damaged through no fault of OxySure

5.    A 15% Restocking Fee will be assessed on all returns authorized over thirty (30) days after the original invoice date.

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OxySure Systems, Inc.
Contract Number V797P-4153b

(k) Tracking Customer: In accordance with the Price Reduction Clause 552.238-72, the Government and OxySure Systems, Inc agree that City of Frisco is the identified tracking customer for whom the contract award is predicated. During the course of this contract, for any sales under the Maximum Order, the net price for any awarded item is reduced to the identified tracking customers the Government net price will be reduced proportionately.

The established ratios are shown on the attached spreadsheet titled Discount Relationship (Government Price vs. Most Favored Customer (MFC) Price) Ratio dated November 6, 2008 consisting of one (1) page.

(I) Annual Rebate: 1% annual rebate for sales under the contract that exceeds $500,000.00

(m) Exceptions: None

The lettered sections (a), (b), (c), (d), (e), (f), (g), (h),(i), and (j) above under "Terms and Conditions as agreed to" are required in the "Information for Ordering Activities" section of your Published Federal Supply Schedule Pricelist.

Your tax I.D. number is required to be included on the Published Price List to facilitate payment by ordering activities.
Please be advised, the sole purpose of funds provided by the accounting data in Block 25 of the Standard Form 1449 is to fund the guaranteed minimum of $2,500 as stated in contract clause l-FSS-106. However, the funds obligated at time of award do not constitute an order for supplies or services under this contract.

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Discount Relationship
(Government's Price vs. Most Favored Customer (MFC) Price)
Ratio (Based on Lowest Quantity Pricing)
SECOND AMENDMENT
11/06/08
SIN	Product Number	Product Description
A-49	615-00	Model 615, Portable Emergency Oxygen Generator
A-49	615-01	Model 615, Disposable Replacement Cartridge
A-49	615-05	Surface Mounted Wall Box
A-49	615-03	Replacement Mask, ADULT
A-49	615-04	Replacement Mask, CHILD/PEDIATRIC

List	MFC	MFC	Gov't	Gov't		Net Gov’t
Price*	Price	Discount	Price	Discount	Ratio	Price
$361.00	$361.00	0.0%	$333.91	7.5%	0.92	$333.91
$161.00	$161.00	0.0%	$143.91	10.6%	0.92	$143.91
$374.00	$374.00	0.0%	$362.03	3.2%	0.92	$362.03
$30.50	$30.50	0.0%	$29.00	4.9%	0.92	$29.00
$32.50	$32.50	0.0%	$32.00	1.5%	0.92	$32.00

* List Prices are FOB Frisco (OxySure's Headquarters), and include shipping charges.

Discount Relationship
(Government's Price vs. Most Favored Customer (MFC) Price)
Ratio (Based on Highest Tier/Quantity Pricing)

SIN	Product Number	Product Description
A-49	615-00	Model 615, Portable Emergency Oxygen Generator
A-49	615-01	Model 615, Disposable Replacement Cartridge
A-49	615-05	Surface Mounted Wall Box
A-49	615-03	Replacement Mask, ADULT
A-49	615-04	Replacement Mask, CHILD/PEDIATRIC

List	MFC	MFC	Gov't	Gov't
Price*	Price	Discount	Price	Discount	Ratio
361.00	$361.00	0.0%	$323.08	10.5%
161.00	$161.00	0.0%	$139.08	13.6%
374.00	$374.00	0.0%	$350.81	6.2%
30.50	$30.50	0.0%	$28.09	7.9%
32.50	$32.50	0.0%	$31.03	4.5%

* List Prices are FOB Frisco (OxySure's Headquarters), and inlcude shipping charges. ** Minimum order quantity per Purchase Order, 100 product units total, mix and match.

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GENERAL SERVICES ADMINISTRATION

Federal Supply Service
Authorized Federal Supply Schedule Price List

On-line access to contract ordering information, terms and conditions, up-to-date pricing, and the option to create an electronic delivery order are available through GSA Advantage!, a menu-driven database system. The INTERNET address GSA Advantage! is: GSAAdvantage.gov

Schedule Title: Medical Equipment and Supplies
Special Item Number (SIN) A-49
FSC Group 65, Part II, Section A
FSC Class(es): 6510, 6515, 6530, 6532
Contract Number: V797P-4153-b
For more information on ordering from Federal Supply Schedules click on the FSS Schedules button at fss.gsa.gov.
Contract period: November 15, 2008 through November 14, 2013
Contractor’s Name: Julian Ross, CEO
Contractor’s Address:              OxySure Systems, Inc.
                                                       10880 John W. Elliott Drive, Suite 600
                                                       Frisco, Texas   75034
Phone Number:                           (972) 294-6450
FAX Number:                              (972) 294-6501
Business Size:                            Small Business

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CUSTOMER INFORMATION
Prices Shown Herein are Net (discount deducted).

1a	Table of Awarded Special Item Numbers:

SIN	Product Number	Product Name
A-49	615-00	Model 615, Portable Emergency Oxygen Generator
A-49	615-01	Model 615, Disposable Replacement Cartridge
A-49	615-03	Replacement Mask, ADULT
A-49	615-04	Replacement Mask, CHILD/PEDIATRIC
A-49	615-05	Surface Mounted Wall Box

1b	Lowest Priced Model Number and Lowest Unit Price:

OxySure® Model 615, Portable Emergency Oxygen System                                                                                     Product No. 615-00

OxySure® Model 615 Portable Emergency Oxygen System. Using OxySure's patented and revolutionary "oxygen from powder" technology, the OxySure® Model 615 produces medically pure oxygen for use BY A LAYPERSON in any medical emergency, prior to the first responders arriving on the scene. Just like an AED, Model 615 bridges the gap between the onset of an emergency and the time that the first responders arrive on the scene. It is safe for public display/storage and layperson use, requires no training and uses a simple 2-step actuation. Model 615 has been approved by the FDA for over-the-counter sale (no need for prescription or standing orders). The OxySure Model 615 system comes ready to be placed in service and includes a mask and OxySure's custom designed delivery tubing, both neatly stored in a custom plastic tray under the green cover. The system is reusable with Replacement Cartridges. See www.oxysurestore.com

Product Specifications: Height: 12" (30.5 CM) | Width: 10" (25.4 CM) | Depth: 6" (15.2 CM) | Weight: 11 lbs. Exposure Limits: Between 40°F and 160°F | Storage: Between 70°F and 86°F (Room Temperature) Oxygen Volume: 90+ standard liters | Shelf Life: 2 Years Approvals: FDA Clearance for Over-the-Counter Sale (no prescription or standing orders required)	$333.91

OxySure® Model 615, Disposable Replacement Cartridge                                                                                        Product No. 615-01

OxySure® Model 615 Disposable Replacement Cartridge with Mask and Tray. OxySure's Replacement Cartridge is completely and safely disposable and easy to replace. The cartridge easily slides into the reusable outer housing. Its handle flips down when you close the housing lid, or flips up for easy lifting out of the housing. Each cartridge produces in excess of 15 minutes of medically pure (USP) oxygen at a minimum flow rate of 6 liters per minute, and is shipped with our standard Mask/Tray, which allows you to replace both these single-use items after use. The oxygen mask, with an easy quick connect, is stored neatly under the green cover so that it can be quickly accessed in the event of an emergency. Cartridges can be stored/stockpiled for medical or civil emergencies. Medical emergencies include cardiovascular, respiratory or general medical emergencies. For details see www.oxysurestore.com

Product Specifications: Height: 10.00" (25.40 cm) | Width: 9.75” (24.76 cm) | Depth: 5.50" (13.97 cm) | Weight: 7.00 lbs Exposure Limits: Between 40°F and 160°F | Storage: Between 70°F and 86°F (Room Temperature) Oxygen Volume: 90+ standard liters | Shelf Life: 2 years	$143.91

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Replacement Mask, ADULT                                                                                                                                            Product No. 615-03

Model 615-03, OxySure® Replacement ADULT Mask with Tray. OxySure's ADULT Replacement Mask/Tray is a high concentration, partial re-breathing mask rated for oxygen flows of 6 to 15 liters per minute (LPM). The mask comes installed in our custom plastic tray that allows it to be stored neatly under the green cover so that it can be quickly accessed in the event of an emergency. The mask tray has a proprietary attachment that allows for a quick connection and guaranteed seal when attached to the system. The mask comes with OxySure's custom designed delivery tubing, which includes a 7 foot, kink-resistant safety tubing. Soft, clear anatomical form provides comfort for even hard-to-fit faces. Adjustable elastic band fits comfortably to hold mask snugly in place. See www.oxysurestore.com for details.

Product Specifications (as installed in the mask tray): Height: 2 50" (6.35 cm) | Width: 9.75” (24.76 cm) | Depth: 5 00" (12.70 cm) | Weight: 0.35 lbs Please note: OxySure's Replacement Mask/Tray is already included with each Model 615 System as well as with each Replacement Cartridge order	$29.000

Replacement Mask, CHILD/PEDIATRIC                                                                                                                     Product No. 615-04

Model 615-04, OxySure® Replacement CHILD/PEDIATRIC Mask with Tray. OxySure's CHILD/PEDIATRIC Replacement Mask is an optional accessory. It is a high concentration, partial re-breathing mask rated for flows of 6 to 15 liters per minute (LPM). The mask comes installed on a plastic tray that is stored neatly under the green cover so that it can be quickly accessed in the event of an emergency. The proprietary attachment allows for a quick connection and guaranteed seal when attached to the system. The CHILD/PEDIATRIC mask must be requested as an add-on accessory, as the System and Replacement Cartridges come standard with an ADULT mask. See www.oxysurestore.com for details.

Product Specifications (as installed in the mask tray): Height: 2.50" (6.35 cm) | Width: 9.75" (24.76 cm) | Depth: 5.00" (12.70 cm) | Weight: 0.35 lbs	$32.00

Surface Mounted Wall Box                                                                                                                                              Product No. 615-05

Model 615-05, OxySure® Surface Mounted Wall Box with Alarm. OxySure's Surface mounted wall box allows for easy access and promotes awareness of the availability of life saving oxygen in medical emergencies. Prominent, well labeled, accessible emergency oxygen could be the key in saving someone's life. Perfect for any public access location such as corporate offices, buildings, gymnasiums, schools, stadiums, and airports. The wall box comes with an Audible Alarm System (9-Volt Battery Operated) that will sound when door is opened. The door alarm can be deactivated by key. The rolled edge trim and white epoxy paint finish complement any décor, while offering excellent protection for the system. Mounting hardware not included. See www.oxysurestore.com for details.

Product Specifications: Height: 17.50" (44.45 cm) | Width: 17.50" (44.45 cm) | Depth: 7.00" (17.78 cm) | Weight: 15 lbs Cabinet Material: Steel	$362.03

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1c	Hourly Rates: Not applicable

2.	Maximum order: SIN: A-49 $100,000
3.	Minimum order: None
4.	Geographic coverage: FOB Destination 48 contiguous States and the District of Columbia and point of exportation to destination in Alaska, Hawaii and Puerto Rico.
5.	Point of Production: Frisco, Collin county, Texas, 75034
6.	Discount From List Prices:

Product Number	Product Name	Basic Discount
615-00	Model 615, Portable Emergency Oxygen Generator	7.5%
615-01	Model 615, Disposable Replacement Cartridge	10.6%
615-03	Replacement Mask, ADULT	4.9%
615-04	Replacement Mask, CHILD/PEDIATRIC	1.5%
615-05	Surface Mounted Wall Box	3.2%

7.	Quantity discounts: Additional 3% taken off the FSS new price when 100 or more (mix or match) items are purchased.

Product No.	Product Name	Quantity Discount Net Government Price
615-00	Model 615, Portable Emergency Oxygen Generator	$ 323.08
615-01	Model 615, Disposable Replacement Cartridge	$ 139.08
615-03	Replacement Mask, ADULT	$ 28.09
615-04	Replacement Mask, CHILD/PEDIATRIC	$ 31.03
615-05	Surface Mounted Wall Box	$ 350.81

8.	Prompt payment terms: 1% 20 days, net 30
9.	Government purchase cards are accepted at or below the micro-purchase threshold.
10.	Government purchase cards are accepted at or above the micro-purchase threshold.
10	Foreign items: None
11a	Time of delivery: Within 30 days After Receipt of Order (ARO)
11b	Expedited Delivery: Within 3 days After Receipt of Order (ARO). Government is responsible for the additional shipping charges between the normal surface rate and the expedited rate.
11c	Overnight and 2-day delivery: Within 3 days After Receipt of Order (ARO). Government is responsible for the additional shipping charges between the normal surface rate and the expedited rate.
11d	Urgent Requirements: OxySure Systems, Inc. is a participant in the Federal Government Prime Vendor program. Clause I-FSS-140-B URGENT REQUIREMENTS (JAN 1994) does not apply.
12	FOB point: Frisco, Texas, 75034
13a	Ordering address: OxySure Systems, Inc. 10880 John W. Elliott Drive, Suite 600 Frisco, Texas 75034

13b	Ordering procedures: FAR 8.405-3

14	Payment Address: OxySure Systems, Inc. 10880 John W. Elliott Drive, Suite 600 Frisco, Texas 75034

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15.	Warranty Provision:

Return/Exchange Goods Policy:

A. Before any product may be returned, a Return Materials Authorization (RMA) Number must be secured. The RMA number can only be issued by OxySure’s Customer Service. To assist in the return process, the ordering facility is required to provide Customer Service the following information:

(i)	OxySure Product Code and Lot Number
(ii)	Quantity Customer wishes to return
(iii)	Order Number Associated with the Product(s)
(iv)	OxySure’s Original Invoice Number
(v)	Reasons for Return

B. All products returned shall be shipped to OxySure, freight prepaid, unless the return is due to OxySure error, such determination being made is the sole discretion of OxySure. On all international returns, OxySure will specify the method of shipment.

C. Items eligible for full credit:

(i)	Products shipped in error
(ii)	Products ordered in error, if authorized for return within thirty (30) days of receipt
(iii)	Defective Products due to OxySure workmanship

D. Items not eligible for return:

(i)	Custom products or products sold on a “No-return” basis
(ii)	Goods held over ninety (90) days from the original invoice date
(iii)	Partial cases or quantities less than minimum order quantity
(iv)	Products unsalable due to re-design, preprocessing, revision, or obsolescence
(v)	Demonstration products
(vi)	Products no longer in their original packaging, used, or damaged through no fault of OxySure

E. A 15% Restocking Fee will be assessed on all returns authorized over thirty (30) days after the original invoice date.

16.	Export packing charges: None
17.	Terms and conditions of Government purchase card acceptance: None
18.	Terms and conditions of rental, maintenance and repair: None
19.	Terms and conditions of installations: None
20.	Terms and conditions of repair parts: None
20a	Terms and conditions for any other services: None
21.	List of service and distribution points: OxySure Systems, Inc. 10880 John W. Elliott Drive Suite 600 Frisco, Texas 75034

22.	List of participating dealers:

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Abatix Corporation
2400 Skyline Drive
Suite 400
Mesquite, TX   75149-1972
Ph: 888.222.8499
Fax: 214.388.0443
www.abatix.com

Banyan International
P.O. Box 1779
Abilene, TX   79604
Ph: 888.782.8548
Fax: 1.325.677.1372
www.statkit.com

Dauterive Medical Inc.
27025 Polo Road
Folsom, LA   70437
Ph: 866.693.2237
Fax: 985.796.8661
www.dauterivemedical.com

Edwards Medical, Inc.
495 Woodcreek Drive
Bolingbrook, IL   60440
Ph: 800.358.2000
Fax: 877.358.2002
www.edwardsmedical.com

eMED America
10800 Financial Center Pkwy
Suite 340
Little Rock, AR   72211
Ph: 866.327.3633
Fax: 877.329.3633
www.emedamerica.com

Emergency Packs, LLC.
316 Mid Valley Center # 177
Carmel, CA   93923
Ph: 888.577.2257
Fax: 831.659.2477
www.emergencypacks.com

Enerspect Medical Solutions
35 E. Horizon Ridge Pkwy #110
PMB 50
Henderson, NV   89002
Ph: 888.522.5574
Fax: 702.586.4910
www.enerspect.com

Hagemeyer North America
1460 Tobias Gadson Blvd.
Charleston, SC   29407
Ph: 843.745.1845
Fax: 843.745.2400
www.hagemeyerna.com

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HeartSafe America
13731 Omega Rd.
Dallas, TX   75244
Ph: 972.248.9477
Fax: 972.248.9417
www.heartsafeam.com

Legend Safety Solutions
400 Rella Blvd.
Suite #120
Suffern, NY   10901
Ph: 866.534.3635
Fax: 845.818.5100
www.legendsafety.com

Life Safety Solutions
725 North A1A
Suite 8102
Jupiter, FL   33477
Ph: 888.748.0004
Fax: 561.575.9937
www.lifesafetysolutions.com

LifeSecure
P.O. Box 2386
Northbrook, IL   60065
Ph: 877.877.5522
www.lifesecure.com

MedSafe
P.O. Box 1929
Marshall, TX   75671
Ph: 800.442.8839
Fax: 903.935.2117
www.gosafe.com

NKH Safety
P.O. Box 30088
Cincinnati, OH   45230
Ph: 888.347.3082
Fax: 513.688.0046
www.nkhaed.com

Safer America
226 East 54th Street
Suite #502
New York, NY   10022
Ph: 866.723.3799
Fax: 425.660.7779
www.saferamerica.com

School Health
865 Muirfield Drive
Hanover Park, IL   60133
Ph: 800.323.1305
Fax: 800.235.1305
www.schoolhealth.com

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USMedeq
3411 Preston Road
Suite #C13-226
Frisco, TX   75034
Ph: 888.231.0350
Fax: 888.236.1008
www.usmedeq.com

Covin Sales
2055 Randolph Street
Huntington Park, CA   90255
Ph: 888.862.6846
Fax: 323.584.6095
www.covinsales.com

StopHeartAttack.com
1572 Montgomery Highway
Suite 202
Birmingham, AL   35216
Ph: 888.823.6967
Fax: 205.823.7817
www.stopheartattack.com

ASD Healthcare, Inc.
3101 Gaylord Pkwy 3S-M175
Frisco, TX   75034
Ph: 800.746.6273
Fax: 800.547.9413
www.asdhealthcare.com

23.	Preventative maintenance: To be able to claim the limited warranty you need to follow the specific instructions for the products, including, but not limited to, the “Instructions for Use”.

If the system requires cleaning after use, we recommend a warm damp cloth to wipe down the exterior and interior of the housing. Do not use lubrication agents with the OxySure® System. The disposable cartridge, tubing and mask are single use items only and should be disposed of after each use. Using a mask or other accessories not specified for use with the OxySure® System may impair its performance and is strongly discouraged. Use only approved OxySure® components.

24a	Special attributes: Non-toxic, Ergonomic Design
24b	Section 508 compliance information: Not Applicable
25	Data Universal Number System (DUNS) number: 615721029
26.	OxySure’s Central Contractor Registration (CCR) is valid until July 11, 2009.

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OxySure® Model 615
Limited Warranty information
October 2008
© 2008 OxySure® Systems, Inc. All Rights Reserved Worldwide.

Disposable Cartridge: The OxySure® quality limited warranty lasts for 2 years in the case of the disposable cartridge or until it is used, whichever happens sooner.

Reusable Housing: The OxySure quality limited warranty lasts for 3 years in the case of the reusable housing or 25 uses, whichever happens first.

What will OxySure® do to correct the problem?

OxySure® will examine the product and decide, at its sole discretion, if it's covered under this limited warranty. OxySure® will then, at its sole discretion, either repair the defective product or replace it with the same or a comparable product. In these cases, OxySure® will pay for the cost of replacements, repairs, spare parts, labor and shipping costs, if and where applicable. This does not apply to any repair work or replacement not expressly authorized by OxySure® in writing. Replacement parts, if any, become the property of OxySure®. If the item is no longer sold by OxySure®, OxySure® will provide an appropriate replacement. It is OxySure® that, in its sole discretion, determines what constitutes an appropriate replacement. THIS REMEDY SHALL BE YOUR SOLE AND EXCLUSIVE REMEDY FOR ANY BREACH OF WARRANTY.

Conditions for Limited Warranties:

The limited warranties are valid from original date of acceptance by the end user of the product. The original purchase receipt or purchase order, together with proof of payment (if applicable) is required as proof of purchase.

The limited warranties do not apply to normal wear and tear of products or to products that have been stored or shipped incorrectly, including storage or shipment under environmental conditions outside of those conditions specified by OxySure®. Furthermore, the limited warranties do not apply to products that have been used inappropriately, abused, misused, altered, or cleaned with incorrect cleaning methods or incorrect cleaning products. The limited warranties do not cover normal wear and tear, cuts or scratches, or damage caused by impacts or accidents. The limited warranties do not cover defects in appearance, cosmetic, decorative items or any non-operative parts. The limited warranties do not apply if the product serial number has been removed, defaced or altered. Further, the limited warranties are not applicable if the products have been stored outdoors or in humid environments, or if the products have been otherwise not stored at room temperature.

Warranty coverage terminates if the original purchaser sells or otherwise transfers the product, unless the original purchaser is an authorized distributor of OxySure products; in such event, coverage is transferred to the original customer of such distributor (the"end user"). Warranty coverage also terminates if the end user sells or otherwise transfers the product. No OxySure reseller, agent, or employee is authorized to make any modification, extension, or addition to this warranty.

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Some states and provinces do not allow the limitation or exclusion of incidental or consequential damage, so this limitation may not apply to you.

Care instructions:

To be able to claim the limited warranty you need to follow the specific instructions for the products, including, but not limited to, the "Instructions for Use".

How country, provincial and state law applies:

This limited warranty gives you specific legal rights, and you may also have other rights that vary from country to country, state to state or province to province.

Procedure for Claims Under Limited Warranties:

No product may be returned directly to OxySure® without first contacting OxySure® for a Return Material Authorization ("RMA") number. If it is determined that the product may be defective, you will be given an RMA number and instructions for product return. An unauthorized return, i.e. one for which an RMA number has not been issued, may be returned to you at your expense. Authorized returns are to be shipped prepaid and insured to the address on the RMA in an approved shipping container. Your original box and packaging materials should be kept for storing or shipping your product. To obtain warranty service, an original purchase receipt or purchase order, together with proof of payment (if applicable) is required as proof of purchase. OxySure® retains the exclusive right to either repair or replace the unit at its sole discretion.

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Please complete these two easy steps:

STEP 1: Contact OxySure® Customer Service to receive a RMA number.

Call or e-mail OxySure® Customer Service to describe the problem you are experiencing and request a RMA number. You will need to provide the product's serial number (if applicable), your return shipping address, and a daytime telephone number.

Phone: 1-888-70XY-SURE
E-mail: service@oxysure.com

STEP 2: Ship the unit, along with the RMA number, to OxySure®.

Once you have received the RMA number, securely package the product and ship it (insured) to the following address:

OxySure Systems, Inc.

Attn: Customer Service
10880 John W. Elliott Road, Suite 600
Frisco, Texas 75034 USA

RMA Number: (insert your RMA number here - see above)

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GENERAL SERVICE ADMINISTRATION CONTRACTOR'S REPORT OF SALES

Check one of the blocks to indicate the period (quarter) for which this report is being submitted

1. FY	☐	1st Quarter (Oct - Dec)	☐	2nd Quarter (Jan - Mar)	☐	3rd Quarter (Apr - Jun)	☐	4th Quarter (Jul - Sept)

This report is required quarterly regardless of whether orders under the contract were received. See instructions before preparing.		2.	Contract No.: V797P-4153b

TO:	DEPARTMENT OF VETERANS AFFAIRS C/O FEDERAL SUPPLY SERVICES P.O. BOX 76, Bldg 37 HINES, IL 60141	3.	Contractor (Name and Address including Zip Code) OxySure Systems, Inc. 10880 John W. Elliott Road, Suite 600 Frisco, TX 75034

4.	Class No. and Title of Contract:	5.	Total Sales:
	65IIA Medical Equipment & Supplies

6.	SALES RECEIVED annotate in corresponding blocks 6 (a-d), below. (If no sales whatsoever for items awarded under the above contract were received during the months covered by this report, enter $0 in the applicable columns below.

(a) Special Item No.	(b) VA Sales	(c) OGA Sales	(d) Disaster Recovery Sales	(e) Total Sales
A-49

NOTE: This report is due no later than 60 days after the end of the quarter

CERTIFICATION

7.       AS REQUIRED BY THE CONDITIONS OF THE CONTRACT, THERE ARE REPORTED ABOVE ALL GOVERNMENT SALES FOR ITEM(S) UNDER THE CONTRACT IDENTIFIED. THIS REPORT IS ACCURATE TO THE BEST OF OUR KNOWLEDGE AND BELIEF.

AUTHORIZED OFFICIAL (Signature and official title)
Date: ________

Name and Phone Number for questions or clarifications:	Total Sales:_______

Dollar Amount IFF: ________

Date of Electronic Payment Submission: ________

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GSA Form 72 (Rev. 2/04) (Adapted for VA Use)

FEDERAL SUPPLY SCHEDULE
65IIA Medical Equipment & Supplies
Request for Modification Form

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REQUEST FOR MODIFICATION FORM
PRODUCT ADDITION

CONTRACTOR NAME
CONTRACT#
ADDRESS1
ADDRESS2
CITY/STATE/ZIP
PHONE
EMAIL
DATE SUBMITTED TO VA-NAC

YOU MAY MAIL, FAX, OR EMAIL YOUR COMPLETED MODIFICATION REQUEST TO:

ADDRESS:	VA NATIONAL ACQUISITIONS CENTER PO BOX 26, BLDG 37 MS 001AL-A2-2 1 BLOCK N 22ND STREET HINES, IL 60141

FAX:	(708) 786-4974 (708) 786-4975 (708) 786-5828

EMAIL:	EMAIL DIRECTLY TO YOUR ASSIGNED CONTRACTING OFFICER

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REQUEST FOR MODIFICATION FORM
PRODUCT ADDITION

Provide the following information for PRODUCT ADDITIONS

CONTRACTOR CHECKLIST	REQUIREMENT	COMMENTS
☐ COMPLETE ☐ INCOMPLETE	SPECIAL ITEM NUMBER (SIN) CATEGORY(IES)
☐ COMPLETE ☐ INCOMPLETE	DELIVERY TIME	Within days after receipt of order (ARO)
☐ COMPLETE ☐ INCOMPLETE	MANUFACTURING NAME & ADDRESS	NAME
☐ NA		ADDRESS
POC
PHONE
EMAIL
☐ COMPLETE ☐ INCOMPLETE ☐ NA	DATED COMMERCIAL PRICELIST
NOTE: If a dated commercial pricelist is not available provide the internal pricing documents that identify the list price of the items proposed and verify that this pricing is true and correct.  This document must be signed and dated by an authorized signatory.

☐ COMPLETE ☐ INCOMPLETE	ACTUAL ANNUAL COMMERCIAL SALES FOR THE LAST 12 MONTHS	SIN	$
		SIN	$
		SIN	$
		SIN	$
		SIN	$
COMPLETE INCOMPLETE	ESTIMATED OR ACTUAL ANNUAL GOVERNMENT SALES	SIN	$
		SIN	$
		SIN	$
		SIN	$
YES NO	PRIME VENDOR	Is/Are the product(s) offered for distribution under the VA Prime Vendor Program?

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REQUEST FOR MODIFICATION FORM
PRODUCT ADDITION

CONTRACTOR CHECKLIST	REQUIREMENT	COMMENTS
☐ COMPLETE ☐ INCOMPLETE	MOST FAVORED CUSTOMER (MFC)	MFC: NOTE: If the MFC differs from the one upon which the contract award was predicated complete the enclosed Commercial Sales Practices Form (CSP-1) ☐ CSP-1 COMPLETE ☐ CSP-1 NOT REQUIRED
☐ COMPLETE ☐ INCOMPLETE	TRACKING CUSTOMER (TC)	TC TC NAME
☐ CURRENT TC
☐ PROPOSED TC
☐ YES ☐ NO	PROPOSED PRICING
Based on your written discounting policies (standard commercial sales practices in the event you do not have written discounting policies), are the discounts and any concessions which you offer the Government equal to or better than your best price (discount and concessions in any combination) offered to any customer acquiring the same items regardless of quantity or terms and conditions?

☐ IF NO, complete the enclosed Commercial Sales Practices Form (CSP-1) and disclose all commercial customers receiving discounts greater than the proposed Government pricing.

☐ YES ☐ NO	DISCOUNT POLICIES
Do any deviations from your written policies or standard commercial sales practices disclosed in the above chart ever result in better discounts (lower prices) or concessions than indicated?

If YES, explain deviations in accordance with the instructions below:

Your explanation should include a discussion of situations that lead to deviations from standard practice, an explanation of how often they occur, and the controls you employ to assure the integrity of your pricing.  Examples of typical deviations may include, but are not limited to, one time goodwill discounts to charity organizations or to compensate an otherwise disgruntled customer; a limited sale of obsolete or damaged goods; the sale of sample goods to a new customer; or the sales of prototype goods for testing purposes.

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REQUEST FOR MODIFICATION FORM
PRODUCT ADDITION

CONTRACTOR CHECKLIST	REQUIREMENT	COMMENTS
☐ COMPLETE ☐ INCOMPLETE	PRODUCT ADDITIONS PRICE PROPOSAL
Submit a spreadsheet that includes the following information:

☐ SIN#
☐ Item#
☐ Product Description
☐ Quantity/Unit of Measure
☐ Commercial List Price
☐ Proposed Gov’t Discount off Commercial List Price
☐ MFC Discount
☐ MFC Net Price
☐ Proposed NET FSS Price (w/ IFF & Freight)

☐ COMPLETE ☐ INCOMPLETE	QUANTITY DISCOUNTS	Identify any proposed additional quantity discounts offered to the Government
☐ COMPLETE ☐ INCOMPLETE	ADDITIONAL DISCOUNTS	Identify any proposed additional discounts/concessions, including prompt payment discounts, annual rebates, etc. provided to your commercial customers.
☐ COMPLETE ☐ INCOMPLETE	PROPOSED FOB TERMS	FOB DESTINATION ☐ 48 Continental States & DC w/ point of exportation (POE) to AK, HI, PR ☐ 50 States & DC w/ POE to PR ☐ 50 States, DC, & PR

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REQUEST FOR MODIFICATION FORM
PRODUCT ADDITION

Column 1—Identify the applicable customer or category of customer.  A "customer" is any entity, except the Federal Government, which acquires supplies or services from the Offeror.  The term customer includes, but is not limited to: original equipment manufacturers, value added resellers, state and local governments, distributors, educational institutions (an elementary, junior high, or degree granting school which maintains a regular faculty and established curriculum and an organized body of students), dealers, national accounts, and end users.  In any instance where the Offeror is asked to disclose information for a customer, the Offeror may disclose information by category of customer if the offeror's discount policies or practices are the same for all customers in the category.  (Use a separate line for each customer or category of customer.)

Column 2—Identify the discount.  The term “discount” is as defined in solicitation clause 552.212-70, Preparation of Offer (Multiple Award Schedule).  Indicate the best discount (based on your written discounting policies or standard commercial discounting practices if you do not have written discounting policies) at which you sell to the customer or category of customer identified in column 1, without regard to quantity; terms and conditions of the agreements under which the discounts are given; and whether the agreements are written or oral.  Net prices or discounts off of other price lists should be expressed as percentage discounts from the price list which is the basis of your offer.  If the discount disclosed is a combination of various discounts (prompt payment, quantity, etc.), the percentage should be broken out for each type of discount.

If the price lists which are the basis of the discounts given to the customers identified in the chart are different than the price list submitted upon which your offer is based, identify the type or title and date of each price list.  The contracting officer may require submission of these price lists.  To expedite evaluation, offerors may provide these price lists at the time of submission.

Column 3—Identify the quantity or volume of sales.  Insert the minimum quantity or sales volume which the identified customer or category of customer must either purchase/order, per order or within a specified period, to earn the discount.  When purchases/orders must be placed within a specified period to earn a discount indicate the time period.

Column 4—Indicate the FOB delivery term for each identified customer.  See FAR 47.3 for an explanation of FOB delivery terms.

Column 5—Indicate concessions regardless of quantity granted to the identified customer or category of customer.  Concessions are defined in solicitation clause 552.212-70, Preparation of Offers (Multiple Award Schedule).  If the space provided is inadequate, the disclosure should be made on a separate sheet by reference.

If deviations from your written policies or standard commercial sales practices disclosed in the chart on the Commercial Sales Practices Format are so significant and/or frequent that the Contracting Officer cannot establish whether the price(s) offered is fair and reasonable, then you may be asked to provide additional information.  The Contracting Officer may ask for information to demonstrate that you have made substantial sales of the item(s) in the commercial market consistent with the information reflected on the chart on the Commercial Sales Practice Format, a description of the conditions surrounding those sales deviations, or other information that may be necessary in order for the Contracting Officer to determine whether your offered price(s) is fair and reasonable.  In cases where additional information is requested, the Contracting Officer will target the request in order to limit the submission of data to that needed to establish the reasonableness of the offered price.

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REQUEST FOR MODIFICATION FORM
PRODUCT ADDITION

CSP-1 Commercial Sales Practices Format

Column 1—Customer	Column 2—Discount	Column 3—Quantity/Volume	Column 4—FOB Term (Destination or Origin)	Column 5— Additional Discounts or Concessions (Include PPD & Annual Rebate)

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REQUEST FOR MODIFICATION FORM
PRODUCT ADDITION

I, ____________________________________ verify that items offered are not replacements for previously deleted items with a lower cost.

_______________________________________________	_______________________________________________
AUTHORIZED REPRESENTATIVE	DATE

☐  APPROVED                 ☐  APPROVED AS AMENDED                ☐   DISAPPROVED

_______________________________________________	_______________________________________________
CONTRACTING OFFICER	DATE

_______________________________________________
EFFECTIVE DATE OF MODIFICATION

NOTE:  The effective date of the modification will be determined at the time of approval of the request by the Contracting Officer.  Effective dates will be assigned as either the 1st or 15th of the month.

Contractors are reminded that they must update their NAC-CM database and GSA Advantage! files and provide the CO with an updated paper pricelist for approval within 30 days of receiving an executed copy of the requested modification

31 of 44

REQUEST FOR MODIFICATION FORM
PRODUCT DELETION

CONTRACTOR NAME
CONTRACT#
ADDRESS1
ADDRESS2
CITY/STATE/ZIP
PHONE
EMAIL
DATE SUBMITTED TO VA-NAC

YOU MAY MAIL, FAX, OR EMAIL YOUR COMPLETED MODIFICATION REQUEST TO:

ADDRESS:           VA NATIONAL ACQUISITIONS CENTER
PO BOX 26, BLDG 37
MS 001AL-A2-2
1 BLOCK N 22ND STREET
HINES, IL 60141

FAX:                      (708) 786-4974
(708) 786-4975
(708) 786-5828

EMAIL:                  EMAIL DIRECTLY TO YOUR ASSIGNED CONTRACTING OFFICER

32 of 44

REQUEST FOR MODIFICATION FORM
PRODUCT DELETION

Provide the following information for PRODUCT DELETIONS

CONTRACTOR CHECKLIST	REQUIREMENT	COMMENTS
☐ COMPLETE ☐ INCOMPLETE	SPECIAL ITEM NUMBER (SIN) CATEGORY(IES)
☐ COMPLETE ☐ INCOMPLETE	PRODUCT DELETIONS	Submit a spreadsheet that includes the following information: ☐ SIN# ☐ Item# ☐ Product Description ☐ Quantity/Unit of Measure ☐ Reason for Deletion

_______________________________________________	_______________________________________________
AUTHORIZED REPRESENTATIVE	DATE

☐  APPROVED                 ☐  APPROVED AS AMENDED                ☐   DISAPPROVED

_______________________________________________	_______________________________________________
CONTRACTING OFFICER	DATE

_______________________________________________
EFFECTIVE DATE OF MODIFICATION

NOTE:  The effective date of the modification will be determined at the time of approval of the request by the Contracting Officer.  Effective dates will be assigned as either the 1st or 15th of the month.

Contractors are reminded that they must update their NAC-CM database and GSA Advantage! files and provide the CO with an updated paper pricelist for approval within 30 days of receiving an executed copy of the requested modification

33 of 44

REQUEST FOR MODIFICATION FORM
PRICE INCREASE

CONTRACTOR NAME
CONTRACT#
ADDRESS1
ADDRESS2
CITY/STATE/ZIP
PHONE
EMAIL
DATE SUBMITTED TO VA-NAC

YOU MAY MAIL, FAX, OR EMAIL YOUR COMPLETED MODIFICATION REQUEST TO:

ADDRESS:           VA NATIONAL ACQUISITIONS CENTER
PO BOX 26, BLDG 37
MS 001AL-A2-2
1 BLOCK N 22ND STREET
HINES, IL 60141

FAX:                      (708) 786-4974
(708) 786-4975
(708) 786-5828

EMAIL:                  EMAIL DIRECTLY TO YOUR ASSIGNED CONTRACTING OFFICER

34 of 44

REQUEST FOR MODIFICATION FORM
PRICE INCREASE

Provide the following information for PRICE INCREASE

CONTRACTOR CHECKLIST	REQUIREMENT	COMMENTS
☐ COMPLETE ☐ INCOMPLETE	SPECIAL ITEM NUMBER (SIN) CATEGORY(IES)
☐ COMPLETE ☐ INCOMPLETE	PRICE INCREASE PROPOSAL
Submit a spreadsheet that includes the following information:

☐ SIN#
☐ Item#
☐ Product Description
☐ Quantity/Unit of Measure
☐ Previous Commercial List Price
☐ Current Commercial List Price
☐ Current FSS Pricing
☐ Proposed NET FSS Price
☐ % FSS Change
☐ Previous Tracking Customer Price
☐ Current Tracking Customer Price
☐ % Tracking Customer Change
☐ Awarded FSS Tracking Customer Ratio

☐ COMPLETE ☐ INCOMPLETE o NA	PRODUCT INFORMATION	Product was added at: ☐ TIME OF AWARD ☐ MODIFICATION# ☐ MODIFICATION EFFECTIVE DATE
☐ COMPLETE ☐ INCOMPLETE o NA	DATED COMMERCIAL PRICELIST
NOTE: If a dated commercial pricelist is not available provide the internal pricing documents that identify the list price of the items proposed and verify that this pricing is true and correct.  This document must be signed and dated by an authorized signatory.

☐ YES ☐ NO	PRIME VENDOR	Is/Are the product(s) offered for distribution under the VA Prime Vendor Program?

35 of 44

REQUEST FOR MODIFICATION FORM
PRICE INCREASE

I, ____________________________________ verify that not adverse change has occurred in the ratio between the awarded FSS price and the tracking customer price since the award of the item.

_______________________________________________	_______________________________________________
AUTHORIZED REPRESENTATIVE	DATE

☐  APPROVED                 ☐  APPROVED AS AMENDED                ☐   DISAPPROVED

_______________________________________________	_______________________________________________
CONTRACTING OFFICER	DATE

_______________________________________________
EFFECTIVE DATE OF MODIFICATION

NOTE:  The effective date of the modification will be determined at the time of approval of the request by the Contracting Officer.  Effective dates will be assigned as either the 1st or 15th of the month.

Contractors are reminded that they must update their NAC-CM database and GSA Advantage! files and provide the CO with an updated paper pricelist for approval within 30 days of receiving an executed copy of the requested modification

36 of 44

REQUEST FOR MODIFICATION FORM
PRICE DECREASE

CONTRACTOR NAME
CONTRACT#
ADDRESS1
ADDRESS2
CITY/STATE/ZIP
PHONE
EMAIL
DATE SUBMITTED TO VA-NAC

YOU MAY MAIL, FAX, OR EMAIL YOUR COMPLETED MODIFICATION REQUEST TO:

ADDRESS:           VA NATIONAL ACQUISITIONS CENTER
PO BOX 26, BLDG 37
MS 001AL-A2-2
1 BLOCK N 22ND STREET
HINES, IL 60141

FAX:                      (708) 786-4974
(708) 786-4975
(708) 786-5828

EMAIL:                  EMAIL DIRECTLY TO YOUR ASSIGNED CONTRACTING OFFICER

37 of 44

REQUEST FOR MODIFICATION FORM
PRICE DECREASE

Provide the following information for PRICE DECREASE

CONTRACTOR CHECKLIST	REQUIREMENT	COMMENTS
☐ COMPLETE ☐ INCOMPLETE	SPECIAL ITEM NUMBER (SIN) CATEGORY(IES)
☐ COMPLETE ☐ INCOMPLETE	REASON FOR PRICE REDUCTION
☐ Voluntary, to Government only

☐ Granted more favorable pricing than that contained in the commercial catalog, pricelist, or other document upon which the contract award was predicated

☐ Granted more favorable discounts/terms & conditions than those contained in the catalog, pricelist, or other document upon which the contract award was predicated

☐ Granted special discounts to the tracking that formed the basis of award.  This change disturbs the awarded ratio.

☐ COMPLETE ☐ INCOMPLETE	PRICE REDUCTION	☐ PERMANENT Price Reduction ☐ TEMPORARY Price Reduction ☐ Date Price Reduction Expires:
☐ COMPLETE ☐ INCOMPLETE o NA	DATED COMMERCIAL PRICELIST	Provide a copy of the applicable catalog, pricelist, contractor bulletin, letter, or customer agreement that details the effective date, duration, and terms & conditions of the price reduction.
☐ COMPLETE ☐ INCOMPLETE	PRICE INCREASE PROPOSAL
Include a spreadsheet including the following information:

☐ SIN#
☐ Item#
☐ Product Description
☐ Quantity/Unit of Measure
☐ Previous Commercial List Price
☐ Current Commercial List Price
☐ Current FSS Pricing
☐ Proposed NET FSS Price
☐ Previous Tracking Customer Price
☐ Current Tracking Customer Price
☐ Awarded FSS Tracking Customer Ratio

38 of 44

REQUEST FOR MODIFICATION FORM
PRICE DECREASE

_______________________________________________	_______________________________________________
AUTHORIZED REPRESENTATIVE	DATE

☐  APPROVED                 ☐  APPROVED AS AMENDED                ☐   DISAPPROVED

_______________________________________________	_______________________________________________
CONTRACTING OFFICER	DATE

_______________________________________________
EFFECTIVE DATE OF MODIFICATION

NOTE:  The effective date of the modification will be determined at the time of approval of the request by the Contracting Officer.  Effective dates will be assigned as either the 1st or 15th of the month.

Contractors are reminded that they must update their NAC-CM database and GSA Advantage! files and provide the CO with an updated paper pricelist for approval within 30 days of receiving an executed copy of the requested modification.

39 of 44

REQUEST FOR MODIFICATION FORM
TRACKING CUSTOMER CHANGE

CONTRACTOR NAME
CONTRACT#
ADDRESS1
ADDRESS2
CITY/STATE/ZIP
PHONE
EMAIL
DATE SUBMITTED TO VA-NAC

YOU MAY MAIL, FAX, OR EMAIL YOUR COMPLETED MODIFICATION REQUEST TO:

ADDRESS:           VA NATIONAL ACQUISITIONS CENTER
PO BOX 26, BLDG 37
MS 001AL-A2-2
1 BLOCK N 22ND STREET
HINES, IL 60141

FAX:                      (708) 786-4974
(708) 786-4975
(708) 786-5828

EMAIL:                  EMAIL DIRECTLY TO YOUR ASSIGNED CONTRACTING OFFICER

40 of 44

REQUEST FOR MODIFICATION FORM
TRACKING CUSTOMER CHANGE

Provide the following information for TRACKING CUSTOMER CHANGE

CONTRACTOR CHECKLIST	REQUIREMENT	COMMENTS
☐ COMPLETE ☐ INCOMPLETE	SPECIAL ITEM NUMBER (SIN) CATEGORY(IES)
☐ COMPLETE ☐ INCOMPLETE	COVER LETTER
Explain in detail why the proposed Tracking Customer or Category of Customer (TC) is an appropriate customer in terms of ensuring the Government price/discount remains representative of market prices and will continue to benefit from positive price changes.

☐ COMPLETE ☐ INCOMPLETE	COMMERCIAL SALES PRACTICE (CSP) INFO
Submit a spreadsheet that includes the following information:

☐ SIN#
☐ Item#
☐ Product Description
☐ Commercial List Price
☐ MFC Name
☐ MFC Discount
☐ MFC Net Price
☐ Proposed Government Discount off List Price
☐ Net FSS Price
☐ Awarded Tracking Customer Ratio
☐ Proposed Tracking Customer
☐ % Discount off List Price
☐ TC Net Price
☐ TC Sales (12 months)

☐ COMPLETE ☐ INCOMPLETE	QUANTITY DISCOUNTS	Identify any proposed additional quantity discounts offered to the Government
☐ COMPLETE ☐ INCOMPLETE	ADDITIONAL DISCOUNTS	Identify any proposed additional discounts/concessions, including prompt payment discounts, annual rebates, etc. offered to your commercial customers

41 of 44

REQUEST FOR MODIFICATION FORM
PRODUCT DELETION

CONTRACTOR CHECKLIST	REQUIREMENT	COMMENTS
☐ COMPLETE ☐ INCOMPLETE	PRODUCT INFORMATION	Product was added at: ☐ TIME OF AWARD ☐ MODIFICATION# ☐ MODIFICATION EFFECTIVE DATE
☐ COMPLETE ☐ INCOMPLETE	COMMENTS

_______________________________________________	_______________________________________________
AUTHORIZED REPRESENTATIVE	DATE

☐  APPROVED                 ☐  APPROVED AS AMENDED                ☐   DISAPPROVED

_______________________________________________	_______________________________________________
CONTRACTING OFFICER	DATE

_______________________________________________
EFFECTIVE DATE OF MODIFICATION

NOTE:  The effective date of the modification will be determined at the time of approval of the request by the Contracting Officer.  Effective dates will be assigned as either the 1st or 15th of the month.

Contractors are reminded that they must update their NAC-CM database and GSA Advantage! files and provide the CO with an updated paper pricelist for approval within 30 days of receiving an executed copy of the requested modification.

42 of 44

REQUEST FOR MODIFICATION FORM
ADMINISTRATIVE/OTHER CHANGE

CONTRACTOR NAME
CONTRACT#
ADDRESS1
ADDRESS2
CITY/STATE/ZIP
PHONE
EMAIL
DATE SUBMITTED TO VA-NAC

YOU MAY MAIL, FAX, OR EMAIL YOUR COMPLETED MODIFICATION REQUEST TO:

ADDRESS:           VA NATIONAL ACQUISITIONS CENTER
PO BOX 26, BLDG 37
MS 001AL-A2-2
1 BLOCK N 22ND STREET
HINES, IL 60141

FAX:                      (708) 786-4974
(708) 786-4975
(708) 786-5828

EMAIL:                  EMAIL DIRECTLY TO YOUR ASSIGNED CONTRACTING OFFICER

43 of 44

REQUEST FOR MODIFICATION FORM
ADMINISTRATIVE/OTHER CHANGE

Provide the following information for ADMINSTRATIVE/OTHER CHANGE

CONTRACTOR CHECKLIST	REQUIREMENT	COMMENTS
☐ COMPLETE ☐ INCOMPLETE	SPECIAL ITEM NUMBER (SIN) CATEGORY(IES)
☐ COMPLETE ☐ INCOMPLETE	REASON FOR MODIFICATION	☐ Change of Address ☐ Item Description Change ☐ Item Code Change ☐ Add/Delete Contract Administrator ☐ Warranty Terms ☐ Shipping Lead Times ☐ Add/Delete Distributor ☐ Other
☐ COMPLETE ☐ INCOMPLETE	DOCUMENTATION	Provide all appropriate documentation related to your request.

_______________________________________________	_______________________________________________
AUTHORIZED REPRESENTATIVE	DATE

☐  APPROVED                 ☐  APPROVED AS AMENDED                ☐   DISAPPROVED

_______________________________________________	_______________________________________________
CONTRACTING OFFICER	DATE

_______________________________________________
EFFECTIVE DATE OF MODIFICATION

NOTE:  The effective date of the modification will be determined at the time of approval of the request by the Contracting Officer.  Effective dates will be assigned as either the 1st or 15th of the month.

Contractors are reminded that they must update their NAC-CM database and GSA Advantage! files and provide the CO with an updated paper pricelist for approval within 30 days of receiving an executed copy of the requested modification.

44 of 44